                                                                  EXHIBIT 99(ii)




                         DILLARD INVESTMENT CORPORATION
                           WHOLLY-OWNED SUBSIDIARY OF
                   THE OLD DOMINION BOX COMPANY, INCORPORATED
                              LYNCHBURG, VIRGINIA

                              FINANCIAL STATEMENTS
                              FOR THE THREE MONTHS
                   ENDED MARCH 31, 1995 AND 1994 (UNAUDITED)
                              AND THE YEARS ENDED
                        DECEMBER 31, 1994, 1993 AND 1992




                      Lessors of Real Estate and Machinery





                   Incorporated in Virginia on April 21, 1955

                         DILLARD INVESTMENT CORPORATION

                                    OFFICERS


F. H. Buhler                                               Chairman of the Board

M. O. Buhler                                                           President

R. L. Francis                                                Secretary-Treasurer

T. W. Lankford                                     Assistant Secretary-Treasurer





                                   DIRECTORS


F. H. Buhler*                                                     R. L. Francis*

M. O. Buhler*                                                     T. W. Lankford



* Members of the Executive Committee

                         DILLARD INVESTMENT CORPORATION



                                    CONTENTS

                                                                          Page
Report of Independent Auditors                                             1

Balance Sheets                                                             2

Statements of Retained Earnings                                            3

Statements of Income                                                       4

Statements of Cash Flows                                                   5

Notes to Financial Statements                                              6

[CHERRY BEKAERT & HOLLAND LOGO]



                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors
   and Stockholder
Dillard Investment Corporation
Lynchburg, Virginia


We have audited the accompanying balance sheets of Dillard Investment Corporation as of December 31, 1994, 1993 and 1992, and the related statements of income, retained earnings, and cash flows for each of the three years ended December 31, 1994. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dillard Investment Corporation as of December 31, 1994, 1993 and 1992, and the results of its operations and its cash flows for each of the three years ended December 31, 1994 in conformity with generally accepted accounting principles.


                                        /s/ CHERRY BEKAERT & HOLLAND


Lynchburg, Virginia
March 8, 1995

                         DILLARD INVESTMENT CORPORATION
                                 BALANCE SHEETS


                                     ASSETS


                                                   March 31                             December 31
                                        -----------------------------  ---------------------------------------------
                                              1995          1994             1994            1993           1992
                                        -------------- --------------  --------------  -------------- --------------
                                           (unaudited)  (unaudited)
CURRENT ASSETS
   Cash                                 $          924 $        5,544  $        1,000  $        5,966 $        5,497
   Accounts receivable, related
      companies                                 33,298         35,735             537          76,383         86,751
   Prepaid expenses                              9,309          8,697          14,118          12,951         12,878
   Refundable income taxes                       8,047          3,408           7,884            -              -
                                        -------------- --------------  --------------  -------------- --------------





          TOTAL CURRENT ASSETS                  51,578         53,384          23,539          95,300        105,126
                                        -------------- --------------  --------------  -------------- --------------
OTHER ASSETS
   Notes receivable, related companies       1,491,900      1,547,000       1,649,529       1,473,000      1,309,000
   Unamortized financing costs                  29,792         36,176          31,388          37,772         44,156
                                        -------------- --------------  --------------  -------------- --------------

          TOTAL OTHER ASSETS                 1,521,692      1,583,176       1,680,917       1,510,772      1,353,156
                                        -------------- --------------  --------------  -------------- --------------

PROPERTY AND EQUIPMENT
   Land                                         92,219         92,219          92,219          92,219         92,219
   Buildings, building improvements,
      and roadways                           1,711,791      1,710,208       1,711,791       1,710,207      1,562,132
   Machinery and equipment                   3,989,142      3,989,142       3,989,142       3,989,142      3,989,142
   Vehicles                                  1,185,636      1,250,755       1,255,470       1,236,088      1,380,970
   Furniture and fixtures                       43,194         43,194          43,194          43,194         43,194
                                        -------------- --------------  --------------  -------------- --------------

                                             7,021,982      7,085,518       7,091,816       7,070,850      7,067,657

     Less accumulated depreciation           3,911,869      3,540,912       3,870,810       3,438,475      3,733,122
                                        -------------- --------------  --------------  -------------- --------------

          TOTAL PROPERTY AND EQUIPMENT       3,110,113      3,544,606       3,221,006       3,632,375      3,334,535
                                        -------------- --------------  --------------  -------------- --------------

                                        $    4,683,383 $    5,181,166  $    4,925,462  $    5,238,447 $    4,792,817
                                        ============== ==============  ==============  ============== ==============

See notes to financial statements.

                      LIABILITIES AND STOCKHOLDER'S EQUITY


                                                   March 31                             December 31
                                        -----------------------------  ---------------------------------------------
                                             1995           1994             1994            1993           1992
                                        -------------- --------------  --------------  -------------- --------------
                                           (unaudited)  (unaudited)
CURRENT LIABILITIES
   Accounts payable, trade              $       19,879 $       19,821  $       33,425  $       34,300 $       33,100
   Accounts payable, inter-corporate            86,665         57,874         275,299          72,263         45,377
   Notes payable, related companies            136,854        127,275         125,268         124,782         54,355
   Portion of long-term notes payable
      due within one year                      370,252        386,678         355,219         383,989        298,935
   Income taxes payable                           -              -               -             20,851          9,210
   Income taxes payable, related
      companies                                   -              -               -               -             3,083
   Accrued interest payable                      9,763         10,399          13,191          10,560         11,471
                                        -------------- --------------  --------------  -------------- --------------

          TOTAL CURRENT LIABILITIES            623,413        602,047         802,402         646,745        455,531
                                        -------------- --------------  --------------  -------------- --------------

LONG-TERM LIABILITIES
   Notes payable, banks                        108,919        184,685         119,121         181,441         24,792
   Notes payable, related companies            635,827        762,137         672,663         795,954        403,501
   Notes payable, other                      1,839,372      2,112,272       1,932,762       2,181,636      2,484,836
   Deferred income taxes                       667,806        725,079         667,806         725,079        840,891
                                        -------------- --------------  --------------  -------------- --------------

          TOTAL LONG-TERM LIABILITIES        3,251,924      3,784,173       3,392,352       3,884,110      3,754,020
                                        -------------- --------------  --------------  -------------- --------------

STOCKHOLDER'S EQUITY
   Capital stock, 290,000 shares of
      $1 par value stock authorized,
      20,997 shares outstanding                 20,997         20,997          20,997          20,997         20,997
   Retained earnings                           787,049        773,949         709,711         686,595        562,269
                                        -------------- --------------  --------------  -------------- --------------

          TOTAL STOCKHOLDER'S EQUITY           808,046        794,946         730,708         707,592        583,266
                                        -------------- --------------  --------------  -------------- --------------





                                        $    4,683,383 $    5,181,166  $    4,925,462  $    5,238,447 $    4,792,817
                                        ============== ==============  ==============  ============== ==============

                         DILLARD INVESTMENT CORPORATION
                        STATEMENTS OF RETAINED EARNINGS


                                              Three Months Ended
                                                   March 31                          Year Ended December 31
                                        -----------------------------  ---------------------------------------------
                                             1995           1994             1994            1993           1992
                                        -------------- --------------  --------------  -------------- --------------
                                           (unaudited)  (unaudited)
BALANCE AT BEGINNING OF PERIOD          $      709,711 $      686,595  $     686,595   $     562,269  $     424,547

   Net income for the period                    77,338         87,354        123,271         224,482        237,878

   Less dividends paid ($4.77 per
      share for 1994, 1993 and 1992)              -              -      (    100,155)   (    100,156)   (   100,156)
                                        -------------- --------------  -------------   -------------  -------------

BALANCE AT END OF PERIOD                $      787,049 $      773,949  $     709,711   $     686,595  $     562,269
                                        ============== ==============  =============   =============  =============





See notes to financial statements.

                         DILLARD INVESTMENT CORPORATION
                              STATEMENTS OF INCOME


                                             Three Months Ended
                                                  March 31                          Year Ended December 31
                                        -----------------------------  ---------------------------------------------
                                             1995           1994             1994            1993           1992
                                        -------------- --------------  --------------  -------------- --------------
                                           (unaudited)  (unaudited)
INCOME
   Rent, related companies              $      356,947 $      363,895  $   1,437,983   $   1,400,997  $    1,351,659
   Gain on sale of property and
      equipment                                  8,631            999          9,692          21,942           4,762
                                        -------------- --------------  -------------   -------------  --------------

          TOTAL INCOME                         365,578        364,894      1,447,675       1,422,939       1,356,421
                                        -------------- --------------  -------------   -------------  --------------

EXPENSES
   Amortization of financing cost                1,596          1,596          6,384           6,384           6,384
   Corporate apportionment                      72,267         68,230        476,938         422,514         221,903
   Depreciation                                110,892        120,435        486,432         502,240         496,699
   Insurance                                     5,050          4,555         18,799          18,186          17,782
   Interest, apportioned                        41,927         34,725        155,540         134,449          96,657
   Interest, bank and others                    42,627         33,769        153,282         134,443         153,915
   Professional fees                             1,218          1,245          4,200           5,370           4,835
   Real estate taxes                            11,250         11,250         45,000          45,000          45,000
   Taxes other than income                       1,413          1,735          5,826           8,037           7,405
                                        -------------- --------------  -------------   -------------  --------------

          TOTAL EXPENSES                       288,240        277,540      1,352,401       1,276,623       1,050,580
                                        -------------- --------------  -------------   -------------  --------------

          INCOME BEFORE INCOME TAXES            77,338         87,354         95,274         146,316         305,841
                                        -------------- --------------  -------------   -------------  --------------

PROVISION (CREDIT) FOR INCOME TAXES               -              -      (     27,997)   (     78,166)         67,963
                                        -------------- --------------  -------------   -------------  --------------

          NET INCOME                    $       77,338 $       87,354  $     123,271   $     224,482  $      237,878
                                        ============== ==============  =============   =============  ==============





See notes to financial statements.

                         DILLARD INVESTMENT CORPORATION
                            STATEMENTS OF CASH FLOWS

                                                  Three Months Ended
                                                       March 31                     Year Ended December 31
                                            ------------------------------  ----------------------------------------
                                                 1995            1994           1994          1993          1992
                                            --------------  --------------  ------------  ------------  ------------
                                               (unaudited)   (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                               $      77,338   $      87,354   $   123,271   $   224,482   $   237,878
   Adjustments to reconcile net income to
      net cash provided by operating activities
         Depreciation and amortization            112,488         122,031       492,816       508,624       503,083
         Gain on sale of property and
            equipment                         (     8,631)   (        999)   (    9,692)   (   21,942)   (    4,762)
         (Increase) decrease in notes and
            accounts receivable                   124,868    (     33,352)   (  100,682)       10,368        16,891
         (Increase) decrease in prepaid
            expenses                                4,809           4,254    (    1,167)   (       73)          436
         Increase in refundable income taxes       (  163)    (     3,408)   (    7,884)         -             -

         Increase (decrease) in accounts
            payable                           (   202,180)   (     28,868)      202,161        28,086    (   55,124)
         Increase (decrease) in taxes payable        -       (     20,851)   (   20,851)        8,558    (    8,080)
         Increase (decrease) in accrued
            liabilities                       (     3,428)   (        161)        2,631    (      911)   (    5,870)
         Increase (decrease) in deferred
            income taxes                             -               -       (   57,273)   (  115,812)       51,670
                                            -------------   -------------   -----------   -----------   -----------

          NET CASH PROVIDED BY OPERATING
             ACTIVITIES                           105,101         126,000       623,330       641,380       736,122
                                            -------------   -------------   -----------   -----------   -----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from sale of property and
      equipment                                     8,632           1,000        19,747        59,584        17,175
   Additions to property and equipment               -       (     32,667)   (   85,118)   (  287,722)   (   63,316)
                                            -------------   -------------   -----------   -----------   -----------
          NET CASH PROVIDED BY (USED IN)
             INVESTING ACTIVITIES                   8,632    (     31,667)   (   65,371)   (  228,138)   (   46,141)
                                            -------------   -------------   -----------   -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Decrease in short-term debt                (    14,819)   (     16,960)   (   63,374)   (  251,120)   (  121,891)
   Proceeds from long-term bank
      borrowings                                     -             32,560        32,560       259,520        34,000
   Payments on long-term debt                 (    98,990)   (    110,355)   (  431,955)   (  321,017)   (  500,426)
   Dividends paid                                    -               -       (  100,156)   (  100,156)   (  100,156)
                                            -------------   -------------   -----------   -----------   -----------

          NET CASH USED IN FINANCING
            ACTIVITIES                        (   113,809)   (     94,755)   (  562,925)   (  412,773)   (  688,473)
                                            -------------   -------------   -----------   -----------    ----------

          NET INCREASE (DECREASE) IN CASH     (        76)   (        422)   (    4,966)          469         1,058
 CASH AT BEGINNING OF PERIOD                        1,000           5,966         5,966         5,497         3,989
                                            -------------   -------------   -----------   -----------   -----------

CASH AT END OF PERIOD                       $         924   $       5,544   $     1,000   $     5,966   $     5,497
                                            =============   =============   ===========   ===========   ===========

See notes to financial statements.

                         DILLARD INVESTMENT CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
            (INFORMATION AS OF MARCH 31, 1995 AND 1994 IS UNAUDITED)


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

The Corporation is incorporated under Virginia state laws and is a lessor of real estate, machinery and equipment, and vehicles.

PROPERTY AND EQUIPMENT

The various classes of property and equipment are carried at cost and include expenditures for new property and major improvements and renewals. Maintenance, repairs and minor renewals are paid by the lessee. Depreciation of property and equipment is computed by use of the straight-line and accelerated methods at rates estimated to recover the cost of the assets over their estimated useful lives. The estimated useful lives of the various classes of assets are as follows:

                                Asset                                          Estimated Useful Life
        -------------------------------------------------------           ---------------------------
        Buildings, building improvements, and roadways                            5 - 40  years
        Machinery and equipment                                                   3 - 10  years
        Vehicles                                                                  3 -  7  years
        Furniture and fixtures                                                    5 - 10 years

The costs of property retired, sold, or traded and the related accumulated depreciation are removed from the accounts, and the resulting gain or loss is included in income currently.

INCOME TAXES

Provisions for income taxes include deferred taxes arising principally from timing differences of the items listed in Note 5.

DEFERRED CHARGES

The costs of obtaining financing are being amortized using the straight-line method over the lives of the obligations to which they apply.

NOTE 2 - ACCUMULATED DEPRECIATION AND DEPRECIATION EXPENSE

Accumulated depreciation by class of property was as follows:

                                                   March 31                             December 31
                                        -----------------------------  ---------------------------------------------
                                             1995           1994             1994            1993           1992
                                        -------------- --------------  --------------  -------------- --------------
Buildings, building improvements,
   and roadways                         $      769,059 $      708,115  $      756,191  $      693,276 $    1,035,017
Machinery and equipment                      2,239,573      1,965,297       2,171,004       1,896,728      1,622,452
Vehicles                                       873,442        840,298         914,272         821,984      1,053,486
Furniture and fixtures                          29,795         27,202          29,343          26,487         22,167
                                        -------------- --------------  --------------  -------------- --------------

     Total accumulated depreciation     $    3,911,869 $    3,540,912  $    3,870,810  $    3,438,475 $    3,733,122
                                        ============== ==============  ==============  ============== ==============

                         DILLARD INVESTMENT CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
           (INFORMATION AS OF MARCH 31, 1995 AND 1994 IS UNAUDITED)


NOTE 2 - ACCUMULATED DEPRECIATION AND DEPRECIATION EXPENSE (CONTINUED)

Depreciation on the property and equipment was as follows:

                                              Three Months Ended
                                                   March 31                         Year Ended December 31
                                        -----------------------------  ---------------------------------------------
                                             1995           1994             1994            1993           1992
                                        -------------- --------------  --------------  -------------- --------------
Buildings, building improvements,
   and roadways                         $       12,868 $       14,838  $       62,914  $       60,185 $       62,711
Machinery and equipment                         68,569         68,569         274,276         274,276        274,276
Vehicles                                        29,003         36,314         146,386         163,460        156,574
Furniture and fixtures                             452            714           2,856           4,319          3,138
                                        -------------- --------------  --------------  -------------- --------------

          Total depreciation            $      110,892 $      120,435  $      486,432  $      502,240 $      496,699
                                        ============== ==============  ==============  ============== ==============


NOTE 3 - NOTES PAYABLE

Following is a summary of the Corporation's long-term liabilities at the end of each period:

                                                       March 31                           December 31
Bank Notes Classification,        Rate at   ------------------------------  ----------------------------------------
    Terms and Security            12-31-94       1995            1994           1994         1993          1992
- - ----------------------------- ------------- --------------  --------------  ------------  ------------  ------------
Industrial Development Bond
financing, County Commission
of Jefferson County, WV,
collateralized by the Project,
with monthly principal and
interest payments until April
2001, as detailed on the        80.69%
following page                  prime       $    2,133,858  $    2,411,532  $  2,200,563  $  2,486,347  $  2,775,271

Term loan, payable $5,898
monthly plus interest through
April 1997 collateralized by    3/4% above
vehicles                        prime              147,455         218,233       165,149       235,927          -

Shared portion of parent
company's term loan,
payable $7,765 monthly
including interest through
July 1999, collateralized by
equipment                       8.96%              333,639         389,137       344,070       403,501       457,856

Term loan, payable $708
monthly plus interest through
November 1996, collateralized   3/4% above
by vehicles                     prime               14,167          22,667        16,292        24,792        33,292

                         DILLARD INVESTMENT CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
            (INFORMATION AS OF MARCH 31, 1995 AND 1994 IS UNAUDITED)


NOTE 3 - NOTES PAYABLE (CONTINUED)

                                                       March 31                           December 31
Bank Notes Classification,        Rate at   ------------------------------  ----------------------------------------
    Terms and Security            12-31-94       1995            1994           1994         1993          1992
- - ----------------------------- ------------- --------------  --------------  ------------  ------------  ------------
Term loan, payable $678
monthly plus interest through
January 1998, collateralized    3/4% above
by vehicles                     prime       $       23,063  $       31,203   $    25,098  $       -     $       -

Term loan, payable $8,609
monthly including interest
through July 2000 collateralized
by mortgage on real estate      1% above
and equipment                   prime              439,042         500,275       453,861       517,235          -
                                            --------------  --------------  ------------  ------------  ------------
                                                 3,091,224       3,573,047     3,205,033     3,667,802     3,266,419

Amount due within one year                         507,106         513,953       480,487       508,771       353,290
                                            --------------  --------------  ------------  ------------  ------------

Amount due after one year                   $    2,584,118  $    3,059,094  $  2,724,546  $  3,159,031  $  2,913,129
                                            ==============  ==============  ============  ============  ============


During the year ended December 1984, Dillard Investment Corporation, arranged for the financing of major renovations and improvements to the Halltown, West Virginia papermill.

The financing of the renovations and improvements was consummated by a loan agreement and note between Dillard Investment Corporation and the County Commission of Jefferson County, West Virginia (the Issuer), dated December 1, 1984. The Issuer sold an Industrial Development Bond in the amount of $4,500,000 and loaned the proceeds to Dillard Investment Corporation for a collateralized note. Collateral for the $4,500,000 note includes a first mortgage on the real estate and a security interest in all equipment, building, improvements and fixtures now owned or hereafter acquired by the Corporation that are located in Jefferson County, West Virginia. To secure the payment of the bond, the rights and interest of the Issuer under the loan agreement and the deed of trust and security agreement were assigned to a bank trustee.

Monthly payments of principal on the note are to be made as follows:

                From                      To                         Payment determined by
          ---------------           ---------------             ----------------------------------
          May 1, 1986               April 1, 1989               15 year amortization schedule
          May 1, 1989               April 1, 1992               12 year amortization schedule
          May 1, 1992               April 1, 1995                9 year amortization schedule
          May 1, 1995               April 1, 1998                6 year amortization schedule
          May 1, 1998               April 1, 2001                3 year amortization schedule
          April 1, 2001                                          Remaining balance due

                         DILLARD INVESTMENT CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
            (INFORMATION AS OF MARCH 31, 1995 AND 1994 IS UNAUDITED)


NOTE 3 - NOTES PAYABLE (CONTINUED)

Approximate maturities of all long-term notes payable as of December 31, 1994 are as follows:

                      Year Ending                                                   Amount
                  ----------------                                           ----------------
                        1995                                                 $        480,487
                        1996                                                          512,533
                        1997                                                          488,669
                        1998                                                          497,700
                        1999                                                          490,899
                     Thereafter                                                       734,745
                                                                             ----------------

                                                                             $      3,205,033
                                                                             ================


NOTE 4 - RELATED PARTY TRANSACTIONS AND ACCOUNT BALANCES

The Corporation, Halltown Paperboard Company, and Dacam Corporation are wholly owned subsidiaries of The Old Dominion Box Company, Incorporated.

The Corporation is the lessor under a 10-year lease, which began July 1, 1985, with Halltown Paperboard Company, Halltown, West Virginia, under which substantially all of Dillard Investment Corporation's property and equipment, except motor vehicles, are rented to Halltown Paperboard Company. The annual rentals under the lease are $475,000 plus 101% of principal and interest payments due on the Industrial Revenue Bond described in Note 3. Under the terms of the lease, the lessee pays property taxes on the property in excess of
$45,000.   The basic lease has been amended to include the following
adjustments to the rental payments due under the lease. Effective September 1, 1988, the rental was increased to include 101% of principal and interest payments due on the note to finance the PC 500 process control system or $29,000 per annum. Effective June 29, 1993, the rental was increased to include 101% of principal and interest payments Dillard Investment Corporation is required to pay for the parent company loan to finance the waste water treatment system, or $104,344 per annum.

The Corporation is also the lessor under a 7-year lease which began January 1, 1985 with Halltown Paperboard Company for a telephone system. At the end of the lease period, the lease is automatically renewable from year to year. The annual rentals under this lease are $6,975.

The Corporation is also lessor under various leases for vehicle rentals with the parent company, Halltown Paperboard Company, and Dacam Corporation. Under the terms of the leases, the lessee pays all necessary insurance, taxes and licenses. The leases provide for rentals that will vary according to the bank's "Prime Borrowing Rate" plus 1.50%.

                         DILLARD INVESTMENT CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
            (INFORMATION AS OF MARCH 31, 1995 AND 1994 IS UNAUDITED)

NOTE 4 - RELATED PARTY TRANSACTIONS AND ACCOUNTS BALANCES (CONTINUED)

Intercompany transactions involving these related companies were as follows:

                                              Three Months Ended
                                                   March 31                         Year Ended December 31
                                        -----------------------------  ---------------------------------------------
                                             1995           1994             1994            1993           1992
                                        -------------- --------------  --------------  -------------- --------------
Rental income from these related
   companies:
      Halltown, building and equipment  $     273,313  $     275,274   $   1,177,755   $   1,125,583  $   1,073,411
      Halltown, vehicle                        27,626         31,795         119,081         124,018        102,654
      Old Dominion, vehicle                    55,411         56,228         138,756         148,273        172,513
      Dacam, vehicle                              597            598           2,391           3,123          3,081
                                        -------------  -------------   -------------   -------------  -------------

          Totals rents                  $     356,947  $     363,895   $   1,437,983   $   1,400,997  $   1,351,659
                                        =============  =============   =============   =============  =============


Expenses with the parent company:
   Corporate overhead interest appor-
      tionment paid to Old Dominion     $      73,465  $      55,948   $     268,524   $     215,945  $     171,129
   Interest income paid by Old
      Dominion to Dillard                (     31,538)   (    21,223)   (    112,984)   (     81,496)   (    74,472)
                                        -------------  -------------   -------------   -------------  -------------

          Net interest expense to Old
             Dominion                          41,927         34,725         155,540         134,449         96,657

   Corporate apportionment                     72,267         68,230         476,938         422,514        221,903
                                         ------------   ------------    ------------    ------------   ------------

          Total net expenses            $     114,194  $     102,955   $     632,478   $     556,963  $     318,560
                                        =============  =============   =============   =============  =============


Intercompany balances with these related companies were as follows:

                                                   March 31                             December 31
                                        -----------------------------  ---------------------------------------------
                                             1995           1994             1994            1993            1992
                                        -------------- --------------  --------------  -------------- --------------
Intercompany rent receivable balances
   with these related companies:
      Halltown                          $       20,022 $       21,819  $          537  $       65,282 $       86,751
      Old Dominion                              13,077         13,716            -             11,101           -
      Dacam                                        199            200            -               -              -
                                        -------------- --------------  --------------  -------------- --------------

          Total rent receivable         $       33,298 $       35,735  $          537  $       76,383 $       86,751
                                        ============== ==============  ==============  ============== ==============

Notes receivable, Old Dominion, 8.5%    $    1,491,900 $    1,547,000  $    1,649,529  $    1,473,000 $    1,309,000
                                        ============== ==============  ==============  ============== ==============

                         DILLARD INVESTMENT CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
            (INFORMATION AS OF MARCH 31, 1995 AND 1994 IS UNAUDITED)


NOTE 4 - RELATED PARTY TRANSACTIONS AND ACCOUNTS BALANCES (CONTINUED)

                                                   March 31                             December 31
                                        -----------------------------  ---------------------------------------------
                                             1995           1994             1994            1993            1992
                                        -------------- --------------  --------------  -------------- --------------
Intercompany accounts payable balances
   with these related companies:
      Halltown                          $         -    $         -     $       10,306  $         -    $        1,650
      Old Dominion                              86,665         57,874         264,993          72,263         43,727
                                        -------------- --------------  --------------  -------------- --------------

          Total accounts payable        $       86,665 $       57,874  $      275,299  $       72,263 $       45,377
                                        ============== ==============  ==============  ============== ==============

Income taxes payable, Old Dominion      $         -    $         -     $         -     $         -    $        3,083
                                        ============== ==============  ==============  ============== ==============

Notes payable, Old Dominion             $         -    $      889,412  $      797,931  $      920,736 $      457,856
                                        ============== ==============  ==============  ============== ==============


NOTE 5 - INCOME TAXES

For 1994, 1993 and 1992 federal income tax purposes, consolidated income tax returns were filed by the parent company which included all taxable income and losses of the parent company and its 100% owned subsidiaries which included Dillard Investment Corporation.

Income taxes through 1992 were provided in accordance with Accounting Principles Board Opinion No. 11.

Effective January 1, 1993, the Corporation adopted the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (SFAS
109). SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the differences between the financial and tax bases using enacted tax rates in effect for the year in which the differences are expected to reverse.

The deferred tax liability computed under SFAS 109 as of December 31 was comprised of the following:

                                                                    1994               1993               1992
                                                              ----------------   ----------------   ---------------
 Depreciation                                                 $       837,071    $       894,344    $    1,010,156
 Tax operating loss carryforward                                (      68,580)    (       68,580)    (      68,580)
 Investment tax credits                                         (     100,685)    (      100,685)    (     100,685)
                                                              ---------------    ---------------    --------------

                                                              $       667,806    $       725,079    $      840,891
                                                              ===============    ===============    ==============

There was no valuation reserve relative to the deferred tax assets upon adoption of SFAS 109 at the beginning of 1993 or at December 31, 1994 and 1993, based on an assumption of future taxable income.

                         DILLARD INVESTMENT CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
            (INFORMATION AS OF MARCH 31, 1995 AND 1994 IS UNAUDITED)


NOTE 5 - INCOME TAXES (CONTINUED)

The provision for income taxes was as follows:

                                                                              Year Ended December 31
                                                              -----------------------------------------------------
                                                                    1994               1993               1992
                                                              ----------------   ----------------   ---------------
 Federal                                                      $          -       $          -       $         3,083
 State                                                                 29,276             37,647             51,670
 Deferred                                                      (       57,273)    (      115,813)            13,210
                                                              ---------------    ---------------    ---------------

           Total taxes                                        $(       27,997)   $        78,166    $        67,963
                                                              ===============    ===============    ===============

The Corporation has investment tax credit carryovers of $100,685 available to offset federal income taxes through December 31, 2001. The original investment tax credit of $154,900 was reduced to $100,685 due to provisions in the Tax Reform Act of 1986 that reduced by 35% the investment tax credits carried forward to offset the income tax liability for years after 1987.


NOTE 6 - COMMITMENTS AND CONTINGENCIES

The Corporation, together with the other subsidiaries of The Old Dominion Box Company, Incorporated, signed a guaranty agreement with its major lending bank guaranteeing the indebtedness of the parent company to the bank. The sale of the Corportion's property and equipment (see Note 8) would cause the balance of the Industrial Development Bond discussed in Note 3 to become payable in full.


NOTE 7 - SUPPLEMENTAL CASH FLOW INFORMATION

                                              Three Months Ended
                                                   March 31                         Year Ended December 31
                                        -----------------------------  ---------------------------------------------
                                             1995           1994             1994            1993           1992
                                        -------------- --------------  --------------  -------------- --------------
Interest paid                           $       58,340 $       51,729  $      224,339  $      193,072 $      193,441
                                        ============== ==============  ==============  ============== ==============

Income taxes paid                       $          163 $       30,908  $       58,011  $       26,005 $          186
                                        ============== ==============  ==============  ============== ==============


NOTE 8 - SUBSEQUENT EVENT

On January 20, 1995, the parent company, Dillard Investment Corporation and Halltown Paperboard Company signed a letter of intent to sell substantially all of the property and equipment of Dillard Investment Corporation and Halltown Paperboard Company to Republic Gypsum Company for approximately $24,500,000. The inventory of Halltown Paperboard Company will also be sold at a price to be
agreed on.   The sale is subject to the execution of a definitive agreement, corporate and regulatory approval, and other customary conditions. The Corporation expects the sale to result in a significant nonrecurring gain.